UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2021

Date of Report

(Date of earliest event reported)

Pedro’s List, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55210	32-0450509
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 South First Street.

Fulton,NY 13069

Phone: (315) 701-1031

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 8, 2021, the Board of Directors of Registrant approved the dismissal of Zia Masood Kiani & Co (“ZMK”) as the independent certifying accountant for the Registrant. The Board of Directors of the Registrant dismissed ZMK that same day. None of the reports of ZMK on the Registrant's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements for the year ended October 31, 2020 contained a going concern qualification in the Registrant's audited financial statements.

During the two most recent fiscal years and any subsequent interim period preceding ZMK’s dismissal, there were no disagreements with ZMK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of ZMK concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements.

The Registrant provided a copy of the foregoing disclosures to ZMK prior to the date of the filing of this Current Report on Form 8-K and requested that ZMK furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this described herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 9, 2021, the Registrant’s Board of Directors approved the engagement of PKF Antares (“PKF”), as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended October 31, 2020 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with PKF regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by PKF on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with ZMK or a reportable event with respect to ZMK.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number Description___________________________________________

16.1	Letter from Zia Masood Kiani & Co to the Securities and Exchange Commission, dated November 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2021

PEDRO’S LIST, INC.

By:        /s/ Andrew Birnbaum_______________

Name;       Andrew Birnbaum

Title: Chief Executive Officer